Supplemental Information
for the Quarter Ended September 30, 2012

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio consists of 31 geographically diverse enclosed malls, encompassing approximately 22 million square feet in 19 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
John Wain	Chief Financial Officer	john.wain@rouseproperties.com
Timothy Salvemini	Chief Accounting Officer	timothy.salvemini@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Nikki Sacks	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of September 30, 2012. Quarterly dividend of $0.07 per share ($0.28 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.07 per share payable on January 30, 2013 to stockholders of record on January 16, 2013.

Common Share Trading Statistics

	September 30, 2012	June 30, 2012	March 31, 2012 (1)
High	$14.56	$13.87	$14.81
Low	$13.53	$12.18	$10.70
Close	$14.35	$13.55	$13.54
Volume	11,363,908	16,944,744	30,825,189

(1) For the period January 12, 2012 through March 31, 2012 excludes trading on a when issued basis.

Shares Outstanding

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Common shares outstanding (2)	49,225,133	35,547,049	49,225,133	35,547,049
Class B shares outstanding	359,056	359,056	359,056	359,056
Total common shares outstanding	49,584,189	35,906,105	49,584,189	35,906,105
Unexercised options	1,648,386	—	1,648,386	—
Common shares outstanding - fully diluted	51,232,575	35,906,105	51,232,575	35,906,105
Weighted average common shares outstanding - basic (3)	49,244,562	35,906,105	45,105,947	35,906,105
Weighted average common shares outstanding - diluted (4)	49,244,562	35,906,105	45,105,947	35,906,105
(2) Excludes unvested restricted shares.
(3) Calculated in accordance with GAAP for the three and nine month periods ended September 30, 2012 and 2011.
(4) Dilutive shares are excluded as their effects are anti-dilutive.

Q3 2012 Supplemental Package	3

Financial Overview

Consolidated and Combined Balance Sheets

(In thousands)	September 30, 2012 (Unaudited)	December 31, 2011

Assets:
Investment in real estate:
Land	$317,383	$299,941
Buildings and equipment	1,226,404	1,162,541
Less accumulated depreciation	(106,825)	(72,620)
Net investment in real estate	1,436,962	1,389,862
Cash and cash equivalents	22,412	204
Restricted cash	37,569	13,323
Demand deposit from affiliate (1)	150,161	—
Accounts receivable, net	22,264	17,561
Deferred expenses, net	39,396	35,549
Prepaid expenses and other assets	116,323	127,025
Total assets	$1,825,087	$1,583,524

Liabilities:
Mortgages, notes and loans payable	$1,187,377	$1,059,684
Accounts payable and accrued expenses	88,456	97,512
Total liabilities	1,275,833	1,157,196

Commitments and contingencies	—	—

Equity:
Common stock (2)	493	—
Class B common stock (3)	4	—
Additional paid-in capital	591,472	—
GGP Equity	—	426,328
Accumulated deficit	(42,793)	—
Accumulated other comprehensive loss	(33)	—
Total stockholders' equity	549,143	426,328
Non-controlling interest	111	—
Total equity	549,254	426,328
Total liabilities and equity	$1,825,087	$1,583,524

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on February 14, 2013.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,225,133 and 0 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively.
(3) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 359,056 and 0 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively.

Q3 2012 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended		Nine Months Ended
(In thousands, except per share amounts)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)

Revenues:
Minimum rents	$38,458	$38,467	$113,742	$113,423
Tenant recoveries	18,006	17,899	51,517	53,837
Overage rents	786	779	2,890	2,541
Other	1,213	1,410	3,671	4,108
Total revenues	58,463	58,555	171,820	173,909
Expenses:
Real estate taxes	5,979	5,829	17,544	17,943
Property maintenance costs	2,916	2,731	9,708	9,691
Marketing	729	777	1,850	2,351
Other property operating costs	16,070	15,804	45,386	43,395
Provision for doubtful accounts	699	294	1,413	806
General and administrative	5,267	2,374	15,726	8,100
Depreciation and amortization	16,799	20,425	51,846	58,911
Other	1,512	240	7,954	162
Total expenses	49,971	48,474	151,427	141,359
Operating income	8,492	10,081	20,393	32,550

Interest income	253	6	263	14
Interest expense	(21,712)	(18,963)	(75,400)	(54,285)
Loss before income taxes	(12,967)	(8,876)	(54,744)	(21,721)
Provision for income taxes	(89)	(97)	(328)	(385)
Net loss	$(13,056)	$(8,973)	$(55,072)	$(22,106)

Net loss per share - Basic and Diluted (1)	$(0.27)	$(0.25)	$(1.22)	$(0.62)

Dividends declared per share	$0.07	$—	$0.14	$—

Comprehensive loss:
Net loss	$(13,056)	$(8,973)	$(55,072)	$(22,106)
Other comprehensive gain (loss):
Net unrealized gain (loss) on derivative instrument	32	—	(33)	—
Comprehensive loss	$(13,024)	$(8,973)	$(55,105)	$(22,106)

(1) Calculated using weighted average number of shares of 49,244,562 and 35,906,105 for the three months ended September 30, 2012 and 2011, respectively, and 45,105,947 and 35,906,105 for the nine months ended September 30, 2012 and 2011, respectively.

Q3 2012 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	September 30, 2012			September 30, 2011
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$38,458	$4,812	$43,270	$38,467	$4,377	$42,844
Tenant recoveries	18,006	—	18,006	17,899	—	17,899
Overage rents	786	—	786	779	—	779
Other	1,213	—	1,213	1,410	—	1,410
Total revenues	58,463	4,812	63,275	58,555	4,377	62,932
Operating Expenses:
Real estate taxes	5,979	—	5,979	5,829	—	5,829
Property maintenance costs	2,916	—	2,916	2,731	—	2,731
Marketing	729	—	729	777	—	777
Other property operating costs (2)	16,070	(31)	16,039	15,804	(31)	15,773
Provision for doubtful accounts	699	—	699	294	—	294
Total operating expenses	26,393	(31)	26,362	25,435	(31)	25,404

Net operating income	32,070	4,843	36,913	33,120	4,408	37,528

General and administrative (3)	5,267	—	5,267	2,374	—	2,374
Other (4)	1,512	(1,512)	—	240	(240)	—
Subtotal	25,291	6,355	31,646	30,506	4,648	35,154

Interest income	253	—	253	6	—	6
Interest expense
Mark-to-market adjustments on debt	(2,535)	2,535	—	(4,931)	4,931	—
Amortization of deferred financing costs	(1,820)	1,820	—	—	—	—
Interest on existing debt	(17,357)	—	(17,357)	(14,032)	—	(14,032)
Provision for income taxes	(89)	89	—	(97)	97	—
Funds from operations	$3,743	$10,799	$14,542	$11,452	$9,676	$21,128
Funds from operations per share - basic and diluted (5)			$0.30			$0.59
Funds from operations per share - normalized (6)			$0.29			$0.43

(1) Core adjustments include amounts for straight-line rent of $(696) and $(1,548) and above / below market lease amortization of $5,508 and $5,925 for the three months ended September 30, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for the three months ended September 30, 2012 and 2011.
(3) General and administrative costs include $636 of non-cash stock compensation expense.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 49,244,562 and 35,906,105 for the three months ended September 30, 2012 and 2011.
(6) Assumes all of the common shares were issued July 1; calculated using 49,584,189 common shares.

Q3 2012 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Nine Month Period Ended

	September 30, 2012			September 30, 2011
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$113,742	$14,666	$128,408	$113,423	$13,262	$126,685
Tenant recoveries	51,517	—	51,517	53,837	—	53,837
Overage rents	2,890	—	2,890	2,541	—	2,541
Other	3,671	—	3,671	4,108	—	4,108
Total revenues	171,820	14,666	186,486	173,909	13,262	187,171
Operating Expenses:
Real estate taxes	17,544	—	17,544	17,943	—	17,943
Property maintenance costs	9,708	—	9,708	9,691	—	9,691
Marketing	1,850	—	1,850	2,351	—	2,351
Other property operating costs (2)	45,386	(93)	45,293	43,395	(93)	43,302
Provision for doubtful accounts	1,413	—	1,413	806	—	806
Total operating expenses	75,901	(93)	75,808	74,186	(93)	74,093

Net operating income	95,919	14,759	110,678	99,723	13,355	113,078

General and administrative (3)	15,726	—	15,726	8,100	—	8,100
Other (4)	7,954	(7,954)	—	162	(162)	—
Subtotal	72,239	22,713	94,952	91,461	13,517	104,978

Interest income	263	—	263	14	—	14
Interest expense
Mark-to-market adjustments on debt	(7,919)	7,919	—	(8,601)	8,601	—
Write-off of market rate debt adjustments	(8,957)	8,957	—	1,489	(1,489)	—
Amortization of deferred financing costs	(5,508)	5,508	—	—	—	—
Write-off of deferred financing costs	(1,780)	1,780	—	—	—	—
Debt extinguishment costs	—	—	—	(1,475)	1,475	—
Interest on existing debt	(51,236)	—	(51,236)	(45,698)	—	(45,698)
Provision for income taxes	(328)	328	—	(385)	385	—
Funds from operations	$(3,226)	$47,205	$43,979	$36,805	$22,489	$59,294
Funds from operations per share - basic and diluted (5)			$0.98			$1.65
Funds from operations per share - normalized (6)			$0.89			$1.20

(1) Core adjustments include amounts for straight-line rent of $(3,852) and $(5,313) and above / below market lease amortization of $18,518 and $18,575 for the nine months ended September 30, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $93 for the nine months ended September 30, 2012 and 2011.
(3) General and administrative costs include $1,651 of non-cash stock compensation expense and $352 thousand of corporate allocation from GGP.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 45,105,947 and 35,906,105 for the nine months ended September 30, 2012 and 2011.
(6) Assumes all of the common shares were issued January 1; calculated using 49,584,189 common shares.

Q3 2012 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)

Net operating income	$32,070	$33,120	$95,919	$99,723
Add / (less) :
Straight line rent	(696)	(1,548)	(3,852)	(5,313)
Above and below market tenant leases, net	5,508	5,925	18,518	18,575
Above and below market ground rent expense, net	31	31	93	93
Core net operating income	36,913	37,528	110,678	113,078
Add / (less):
Acquisitions	(1,451)	—	(3,505)	—
Lease termination income and other	(120)	(678)	(338)	(1,372)
Same property core net operating income (1)	$35,342	$36,850	$106,835	$111,706
Same property change %	(4.09)%		(4.36)%

(1) Excludes acquisitions made during the nine months ended September 30, 2012 and 2011 and lease termination income earned for the three and nine months ended
September 30, 2012 and 2011.

Q3 2012 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2011 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$32,070	$33,120	$95,919	$99,723
General and administrative	(5,267)	(2,374)	(15,726)	(8,100)
Other	(1,512)	(240)	(7,954)	(162)
Depreciation and amortization	(16,799)	(20,425)	(51,846)	(58,911)
Operating income	$8,492	$10,081	$20,393	$32,550

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:	$3,743	$11,452	$(3,226)	$36,805
Depreciation and amortization	(16,799)	(20,425)	(51,846)	(58,911)
Net loss attributable to common stockholders	$(13,056)	$(8,973)	$(55,072)	$(22,106)

Weighted average numbers of shares outstanding	49,244,562	35,906,105	45,105,947	35,906,105
Per Share	$(0.27)	$(0.25)	$(1.22)	$(0.62)

Weighted average numbers of shares outstanding (normalized) (1)	49,584,189	49,584,189	49,584,189	49,584,189
Per Share (normalized) (1)	$(0.26)	$(0.18)	$(1.11)	$(0.45)

(1) Assumes all of the common shares were issued on July 1 for the three months ended September 30, 2012 and 2011 and on January 1 for the nine months ended
September 30, 2012 and 2011.

Q3 2012 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2012	2013	2014	2015	2016	After	Mortgage Details
Lakeland Square	Oct	2013	5.12%	$50,951	49,647	321	983					Non-recourse / fixed
West Valley Mall (1)	Jan	2014	3.43	49,084	46,164	575	2,345					Non-recourse / fixed
Southland Mall (CA) (1)	Jan	2014	3.62	74,088	70,709	554	2,825					Non-recourse / fixed
Newpark Mall (1)	Aug	2014	7.45	63,916	60,487	364	1,886	1,179				Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	50,004	46,718	357	1,808	1,121				Non-recourse / fixed
Valley Hills Mall	Mar	2016	4.73	52,620	46,302	340	1,765	1,851	1,942	420		Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	74,321	64,660	499	2,552	2,733	2,926	951		Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	62,522	54,423	375	1,941	2,079	2,226	1,478		Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	28,831	24,699	181	931	999	1,073	948		Non-recourse / fixed
Washington Park Mall	Aug	2016	5.35	11,286	9,988	66	348	367	387	130		Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	61,553	57,266	221	903	950	999	1,043	171	Non-recourse / fixed
Sikes Senter (1)	Jun	2017	5.20	57,488	48,194	317	1,677	1,768	1,863	2,554	1,115	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	37,528	31,113	197	1,051	1,109	1,171	1,615	1,272	Non-recourse / fixed
The Boulevard Mall	Jul	2018	4.27	98,685	72,881	712	3,647	3,808	3,977	5,279	8,381	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	48,250	39,858	174	710	746	784	818	5,160	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	78,586	65,085	271	1,110	1,168	1,230	1,284	8,438	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,810	2,894	13	78	82	86	90	567	Non-recourse / fixed
Total fixed rate debt			5.27	903,523	791,088	5,537	26,560	19,960	18,664	16,610	25,104

Property Term Loan (1)(2)	Jan	2015	4.72	325,074	308,465	—	2,159	11,560	2,890	—	—	Recourse / floating
Revolver (2)(3)	Jan	2015	4.72	—	—	—	—	—	—	—	—
Subordinated credit facility (4)	Jun	2015	9.50	—	—	—	—	—	—	—	—
Total variable debt				325,074	308,465	—	2,159	11,560	2,890	—	—

Total Debt Outstanding			5.12%	$1,228,597	1,099,553	5,537	28,719	31,520	21,554	16,610	25,104

Total Debt				1,228,597
Market rate adjustment				(41,220)
Total Debt Outstanding				$1,187,377
(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 450 basis points.
(3) $50 million line. As of November 5, 2012, the revolver is undrawn.
(4) $100 million line. LIBOR (30 day) plus 850 basis points. LIBOR is subject to floor of 1.0%. As of November 5, 2012, the subordinated credit facility is undrawn.

(In thousands)	2012	2013	2014	2015	2016	After	Total
Balloon payment	$—	$49,647	$224,078	$308,465	200,072	$317,291	$1,099,553
Amortization	5,537	28,719	31,520	21,554	16,610	25,104	129,044
Debt maturity and amortization	$5,537	78,366	$255,598	$330,019	216,682	$342,395	$1,228,597
Weighted average interest rate of expiring debt	—	5.12%	4.89%	4.72%	6.31%	4.91%	5.12%

Q3 2012 Supplemental Package	10

Financial Schedules

Prepaid Expenses and Other Assets

(In thousands)	September 30, 2012 (Unaudited)	December 31, 2011

Above-market tenant leases, net	$94,663	$116,675
Deposits	10,992	902
Below-market ground leases, net	1,937	2,031
Prepaid expenses	3,964	4,349
Other	4,767	3,068
Total prepaid expenses and other assets	$116,323	$127,025

Accounts Payable and Accrued Expenses

(In thousands)	September 30, 2012 (Unaudited)	December 31, 2011

Below-market tenant leases, net	$32,845	$40,120
Accounts payable and accrued expenses	16,962	28,454
Accrued interest	3,171	4,065
Accrued real estate taxes	9,896	6,553
Deferred income	2,260	1,211
Accrued payroll and other employee liabilities	6,213	76
Construction payable	7,941	6,719
Tenant and other deposits	1,529	1,424
Conditional asset retirement obligation liability	4,455	4,252
Other	3,184	4,638
Total accounts payable and accrued expenses	$88,456	$97,512

Q3 2012 Supplemental Package	11

Portfolio Operating Metrics

Key Operating Performance Indicators
As of September 30, 2012

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	31	9,660	5,331	6,766	21,757

Operating Metrics
			In-Place Rent
	% Leased (2)	% Occupied (3)	<10K SF (4)	Tenant Sales (5)	Occupancy Cost (6)
Total Rouse Properties Portfolio	89.3%	85.2%	$37.60	$295	12.7%

(1) See Property Schedule on page 13 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Weighted average rent of mall stores as of September 30, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(5) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(6) Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

Q3 2012 Supplemental Package	12

Portfolio Operating Metrics

Summary of Properties (1)
As of September 30, 2012

Property Name	Rouse Own %	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	100%	Farmington, NM	Dillard's, JCPenney, Sears	275,201	188,817	—	464,018	94.0%	92.0%
Bayshore Mall	100%	Eureka, CA	Sears, Kohl's, Walmart	375,541	87,939	132,319	595,799	77.8	69.8
Birchwood Mall	100%	Port Huron, MI	Sears, Younkers, Macy's, Target, JCPenney	296,487	161,216	264,918	722,621	90.4	92.1
Cache Valley Mall	100%	Logan, UT	Dillard's, Dillard's Men's & Home, JCPenney	353,866	145,832	—	499,698	91.5	91.3
Chula Vista Center	100%	Chula Vista, CA	Burlington Coat, JCPenney, Macy's, Sears	319,575	163,232	392,500	875,307	90.2	86.3
Collin Creek	100%	Plano, TX	Dillard's, Sears, JCPenney, Macy's	328,128	176,259	613,824	1,118,211	92.7	90.1
Colony Square Mall	100%	Zanesville, OH	Elder-Beerman, JCPenney, Sears	290,647	148,881	58,997	498,525	79.7	77.5
Gateway Mall	100%	Springfield, OR	Kohl's, Sears, Target	486,720	218,055	113,613	818,388	87.0	77.7
Grand Traverse Mall	100%	Traverse City, MI	JCPenney, Macy's, Target	306,139	—	283,349	589,488	84.4	84.4
Knollwood Mall	100%	St. Louis Park, MN	Kohl's	383,935	80,684	—	464,619	90.5	82.5
Lakeland Square	100%	Lakeland, FL	JCPenney, Dillard's, Sears, Macy's, Burlington Coat	349,400	196,412	339,598	885,410	91.8	82.3
Lansing Mall	100%	Lansing, MI	JCPenney, Younkers, Macy's	452,820	288,170	103,000	843,990	90.0	87.4
Mall St. Vincent	100%	Shreveport, LA	Dillard's, Sears	184,284	—	348,000	532,284	95.3	89.6
Newpark Mall	100%	Newark, CA	Burlington Coat, JCPenney, Macy's, Sears	372,493	405,004	335,870	1,113,367	92.0	86.9
North Plains Mall	100%	Clovis, NM	Beall's, Dillard's, JCPenney, Sears	109,090	194,081	—	303,171	92.9	89.4
Pierre Bossier Mall	100%	Bossier City, LA	JCPenney, Sears, Dillard's, Virginia College	230,335	93,576	288,328	612,239	95.7	93.0
Sikes Senter	100%	Wichita Falls, TX	Dillard's, JCPenney, Sears, Dillard's Men's and Home	291,018	374,690	—	665,708	99.6	99.1
Silver Lake Mall	100%	Coeur D'Alene, ID	JCPenney, Macy's, Sears	148,999	172,253	—	321,252	94.2	77.3
Southland Center	100%	Taylor, MI	JCPenney, Macy's	321,172	290,660	292,377	904,209	94.9	83.7
Southland Mall	100%	Hayward, CA	JCPenney, Kohl's, Macy's, Sears	530,717	445,896	292,000	1,268,613	86.3	79.1
Spring Hill Mall	100%	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	483,745	134,148	547,432	1,165,325	84.7	82.7
Steeplegate Mall	100%	Concord, NH	Bon Ton, JCPenney, Sears	223,157	256,412	—	479,569	73.1	73.1
The Boulevard Mall	100%	Las Vegas, NV	JCPenney, Macy's, Sears	390,471	391,097	396,939	1,178,507	82.6	73.3
The Mall at Sierra Vista	100%	Sierra Vista, AZ	Dillard's, Sears	169,361	—	196,492	365,853	95.4	94.8
Three Rivers Mall	100%	Kelso, WA	JCPenney, Macy's, Sears	220,244	193,233		413,477	85.1	85.3
Valley Hills Mall	100%	Hickory, NC	Belk, Dillard's, JCPenney, Sears	322,032	—	611,516	933,548	89.0	89.2
Vista Ridge Mall	100%	Lewisville, TX	Dillard's, JCPenney, Macy's, Sears	390,971	—	670,210	1,061,181	94.0	91.2
Washington Park Mall	100%	Bartlesville, OK	JCPenney, Sears, Dillard's	162,400	122,894	71,402	356,696	97.4	95.6
West Valley Mall	100%	Tracy, CA	JCPenney, Macy's, Sears, Target	536,608	236,454	111,836	884,898	88.1	85.0
Westwood Mall	100%	Jackson, MI	Elder-Beerman, Wal-Mart, JCPenney	145,469	70,500	301,188	517,157	93.8	93.8
White Mountain Mall	100%	Rock Springs, WY	Herberger's, JCPenney	209,123	94,482	—	303,605	97.9	97.4
Total Rouse Portfolio				9,660,148	5,330,877	6,765,708	21,756,733	89.3%	85.2%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q3 2012 Supplemental Package	13

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of September 30, 2012

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)
Specialty Leasing (3)	539	1,202,832	$9.86
Permanent Leasing
2012	65	152,941	33.25
2013	280	860,690	36.44
2014	336	1,219,000	28.90
2015	232	864,922	31.27
2016	188	654,625	34.84
2017	187	684,159	38.10
2018	79	535,527	31.79
2019	55	411,642	27.93
2020	33	216,678	26.41
Subsequent	206	1,822,350	19.88
Total Permanent Leasing	1,661	7,422,534	$29.06
Total Leasing	2,200	8,625,366

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q3 2012 Supplemental Package	14

Portfolio Operating Metrics

Top Ten Tenants
As of September 30, 2012

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Foot Locker, Inc	Champs Sports, Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction USA	4.2%	225	49	49
Limited Brands, Inc.	Bath & Body Works, Victoria's Secret	4.0	230	52	52
JCPenney Company, Inc	JCPenney	2.5	2,335	26	19
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.3	108	20	20
Cinemark USA, Inc.	Cinemark	2.2	298	6	6
Sears Holding Corporation	Sears	1.9	3,089	24	12
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.9	39	37	37
Sterling Jewelers, Inc.	JB Robinson Jewelers, Kay Jewelers, Weisfields Jewelers	1.9	37	26	26
Luxottica Retail North America, Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.9	68	33	33
Macy's Inc.	Macy's	1.8	2,096	15	4
Totals		24.6%	8,525	288	258

Q3 2012 Supplemental Package	15

Portfolio Operating Metrics

Leasing Activity
As of September 30, 2012

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	39	88,126	9.7	$34.38	$38.46
Over 10,000 sq. ft.	8	200,595	11.0	12.46	13.43
Total New Leases	47	288,721	10.6	19.15	21.07

Renewal Leases
Under 10,000 sq. ft.	54	150,100	4.5	$35.85	$38.59
Over 10,000 sq. ft.	8	163,125	4.9	18.04	18.21
Total Renewal Leases	62	313,225	4.7	$26.58	$27.98

Sub-Total	109	601,946	7.5	23.01	24.66

Percent in Lieu	19	96,166	n.a.	n.a.	n.a.

Total Q3 2012	128	698,112	7.5	$23.01	$24.66
Total Q2 2012	137	551,146
Total Q1 2012	60	230,545
Total 2012	325	1,479,803

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (1)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	SF (In thousands)	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	$	%	$	%
Total Q3 2012	65	296,599	5.5	$28.70	$30.72	$26.26	$2.45	9.3%	$4.46	17.0%

(1) Excluding anchors, percentage in lieu, and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q3 2012 Supplemental Package	16

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers. Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases that are generally lower than the rents charged to mall stores tenants.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with notice ranging from 30-60 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q3 2012 Supplemental Package	17